  Exhibit 10.14

[CATOCA]

Catoca Mining Company, Ltd

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CONTRACT FOR SUPPLYING AN AUTOMOTIVE LEASING AND MAINTENANCE PROGRAM TO CATOCA

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

CONTENTS

ARTICLES:

1.

CONTRACT OBJECTIVE

2.

TERM OF THE CONTRACT

3.

WARRANTIES

4.

OBLIGATION OF THE CONTRACTOR

5.

OBLIGATION OF THE CUSTOMER

6.

PRICE AND TOAL VALUE OF THE CONTRACT

7.

TERMS OF PAYMENT

8.

TERMS AND TIME OF DELIVERY

9.

DURATION OF WORK

10.

PENALTIES

11.

CONFIDENTIALITY

12.

INSURANCE

13.

RESCISSION

14.

CONTRACT DOCUMENTATION

15.

DISSSOLUTION

16.

TERMINATION

17.

FORCE MAJEURE

18.

ARBITRATION

19.

CONTRACT LANGUAGE

20.

ENTRY INTO FORCE

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

CONTRACT FOR SUPPLYING AN AUTOMOTIVE LEASING AND MAINTENANCE PROGRAM TO CATOCA

SMC – (      )

SOCIEDADE MINEIRA DE CATOCA LDA., Taxpayer No 5410002628, with corporate headquarters at Talatona S/N, Sector Talatona, Luanda Sul, Luanda – Angola, herein represented by its General Director JOSÉ MANUEL AUGUSTO GANGA JÚNIOR and by its Finance Director DAVID MISHAL, hereinafter referred to as the CUSTOMER, and MILLENNIUM GROUP WORLDWIDE, INC., Registered no. USA TIN 82-0540176, with corporate headquarters at   2825 N. 10th St., Saint Augustine, Florida, United States of America, herein represented by its President, Julius V. Jackson Sr., hereinafter referred to as the CONTRACTOR, Approve and conclude the present CONTRACT FOR SUPPLYING AN AUTO LEASING AND MAINTAINCE PROGRAM, including the expansion of a US auto dealership to better supply services to the mine and the surrounding provinces, which will include the following Articles:

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

1.1

The objective of the present CONTRACT is to deliver CIF Port of Luanda, republic of Angola, material designated as vehicles, equipment and supplies in containers of approx. 20’ or 40’ as well as all other items needed for application of lease vehicles and maintenance at the premises of the CUSTOMER in Luanda Sul province, Republic of Angola;

1.2

The scope of the CONTRACT includes supply of work force for execution and management of the service;

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

1.3

Supply of goods and services referred to in the previous paragraph will comply with standards of quality set forth by the CUSTOMER, in tune with the proposal of the CONTRACTOR ref. (See Attached Proposal) which makes part of the CONTRACT.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

The CONTRACT is valid for a period of 15 (fifteen) years which can be extended for an equal period of time if none of the Parties renounces it by a simple written notice at least 30 days prior to the expiry date. It is the intent of customer and contractor that contractor will own and operate the automotive sales and maintenance facility and customer will procure services from contractor for all of its light truck and automotive needs at the Catoca mine.

3.1

The CONTRACTOR will replace at his cost materials or services which might prove to be defective;

3.2

Should the CONTRACTOR  fail to make the necessary repair,  the CUSTOMER will take the necessary steps at his discretion, in which case all costs related to this replacement or repair will be born by the CONTRACTOR, provided that the solution found was most optimal from the economical point of view.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

4.1

Appoint a representative plenipotentiary to take decisions on behalf of the CONTRACTOR  for all the questions related with the carrying out of the present CONTRACT;

4.2

Supply the necessary material to the port of Luanda, Republic of Angola, according to the timetable established by the CONTRACT, assuming all the costs of freight, insurance, packing, customs taxes and other possibly due under the legislation of the country of origin;

4.3

Notify the CUSTOMER immediately via fax or e-mail of the shipment of  vehicles, equipment and supplies, remitting the shipment documents (the bill of lading and the invoice) and the respective CRF passed through BIVAC in the country of origin, as well as the transport company data,  the name of the ship and the date of departure;

4.4

Pack the equipment to maintain its integrity through handling and transportation, provide the packing list and identify the volumes marking them up with the following information in Portuguese and English languages:

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

➢

Consignee

➢

Seller

➢

Contract No.

➢

Package No.

➢

Gross Weight

➢

Net Weight

➢

Dimensions

4.5

Assume responsibility for the payment of salaries, daily allowances and overtime of its employees, including all social and labor contributions, health and life insurance, and insurance against accidents or any other costs that may be due under applicable laws of the country of origin and of the Republic of Angola.

4.6

Use all work force, tools and equipment that might be necessary for providing service in such volume and qualification, not including transportation of materials from Luanda to Catoca.  Which ensures full compliance with the terms, quality requirements and guarantees established in this CONTRACT;

4.7

Assume responsibility for travel, transfer and accommodation expenses of its personnel outside Angola, as well as expenses related to the trip from the USA to Luanda and from Luanda to the USA, and all fees necessary for obtaining entry and exit visas at the country of origin.

4.8

Pay costs for private communication and personal use materials that the CUSTOMER may supply to the CONTRACTOR or to its employees.  These expenses shall be deducted in monthly installments according to the cost referring to the period of payment incurred;

4.9

Assume responsibility for any damage caused to the CUSTOMER  or third parties through the fault, incompetence or negligence of its personnel, even though while providing services included in the scope of this CONTRACT;

4.10

Comply with legislation and current internal norms and regulations of mining area, substituting any of its employees whose attitude might be considered inconvenient;

4.11

CONTRACTOR shall pay all costs incurred on the evacuation of its employees for health treatment abroad, as well as all medical treatment and conveyance costs;

4.12

Treat as confidential all documents and information of the CUSTOMER of which it might have knowledge unless indicated otherwise by the other Party;

4.13

The CUSTOMER will with hold the 5.255 of the value of all

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

services provided in Angola as an advance payment of the Entrepreneurship tax established by the Law 7/97 of 10th of October 1977.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

5.1

Appoint a representative with control and management authority who will have a right to decide in the name of the CUSTOMER all questions related to the execution of the CONTRACT;

5.2

Pay in time all obligations under the present CONTRACT;

5.3

Assume all expenses related to import taxes and customs duties as well as transportation and insurance of the materials from the Port of Luanda to Catoca;

5.4

Assume all expenses related to delays in returning containers to the Luanda Port terminal, if they indeed happen;

5.5

Ensure the acceptance and warehousing of equipment at Catoca;

5.6

The CUSTOMER will provide seats on its chartered flights Luanda/Catoca/Luanda for the CONTRACTOR ‘s technicians;

5.7

Provide accommodation, meals and transport at Catoca to the CONTRACTOR’s technicians within the scope of the CONTRACT’s objectives;

5.8

Make available transportation, access and movement of technicians and other personnel of the CONTRACTOR in the mining area during their stay at Catoca, as well as transportation of equipment;

5.9

Provide to the CONTRACTOR, at Catoca, the following tools, equipment and materials:  The temporary use of the existing location, tools and equipment where the vehicles are currently being serviced, until new facility is constructed. All fuel to operate fleet, electricity, rock for building pad, parking lots and other areas where rock should be used.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

The CUSTOMER will pay to the CONTRACTOR for supplying equipment and materials to the port of Luanda and providing services within the scope of the CONTRACT the total fixed and unalterable amount with the following breakdown:

6.1

Operational and transition planning meeting USD $___________

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

6.2

Monthly payments per vehicle for maintenance of current fleet USD $_______

6.3

Monthly payments per vehicle for the “Lease and Maintenance Program” USD $________

6.4

Unscheduled expenses (repairs and total replacement due to accidents) billed per month.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

7.1

The CUSTOMER will pay to the CONTRACTOR the price agreed in the present CONTRACT  as follows:

7.1.1   Mobilization, Operational and planning meeting will be held at Catoca with existing and new staff and the cost to be incurred by Catoca including initial payment is $__________;

7.1.2 The monthly payments in Article 6.2 are a per vehicle payment, starting the first day that the maintenance of the existing fleet is the responsibility of the contractor. This first payment will be pro-rated for the days left in the starting month and all payments beyond this point will be due within 7 days of the first of every month thereafter until the vehicles are removed from service. This payment covers all service and maintenance of the contract vehicles, but does NOT cover damage caused by accidents and does NOT cover fuel to operate vehicles.

7.1.3 The monthly payments in Article 6.3 are a per vehicle payment, based on the new “Leases and Maintenance Program” The lease vehicles will be put in service (as needed) at the first of any month as decided by the CUSTOMER and CONTRACTOR. Payments will start when each lease is put in service and is due within 7 days. Monthly payments will be due within 7 days of the first of every month thereafter until the vehicles are removed from service. This payment covers the lease, service and maintenance of the contract vehicles, but does NOT cover damage caused by accidents and does NOT cover fuel to operate vehicles.

7.1.4 The billing of unscheduled expenses due to accidents, including but not limited to, mechanical damage, body damage and total vehicle replacement costs shall be paid with the monthly payment directly following the repair or replacement.

7.2

A copy of Bill of lading via fax or email will serve as official notification of loading the goods;

7.4

Confirmation of bank transfer in the CONTRACTOR’s account

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

which will be additionally specified, will serve as a proof of redemption of respective liabilities;

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

7.5

All expenses related to bank transfer will be carried by the CUSTOMER.

8.1

The CONTRACTOR undertakes to begin the service and maintenance for the current fleet, as determined during the operational and transition planning meeting.  The remaining services will be supplied during the term of the contract in compliance with the timetable to be prepared by the Parties;

8.2

The CONTRACTOR undertakes to deliver the lease vehicles, as determined needed, during the operational and transition planning meeting.  The remaining quantity will be supplied during the term of the contract in compliance with the timetable to be prepared by the Parties;

8.3

The date of shipment of goods in the port of origin, confirmed by the respective Bill of landing and communicated in writing or by telex by representative of the CONTRACTOR to the CUSTOMER, will be considered the date of delivery referred to in the paragraphs 8.1 and 8.2;

8.4

All the prices for supplying materials and equipment under this CONTRACT include cost of packaging and necessary protection for normal conditions of sea freight and storage at the port of origin;

8.5

Should the cargo be damaged or lost while under responsibility of the CONTRACTOR, the later will compensate the loss to CUSTOMER, repaying the cost of lost cargo or replacing it;

8.6

All transported cargo (where applicable) will have its packaging numbered and will be accompanied with a Packing List which will contain, at least, name, dimensions and gross and net weight. Packing lists will be shipped in water-resistant envelopes.

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Contrato SMC –

LTD

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

The work subject to this CONTRACT will have duration of 15 (fifteen) years and will commence at least 30 days after arrival of materials in the CUSTOMER’s mining area at CATOCA, Lunda Sul Province, republic of Angola.  Before the work begins, the Parties will additionally determine a timetable for the whole period.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

10.1

Should the CONTRACTOR fail to comply with the date of supplying the equipment as specified in the CONTRACT, it will pay the CUSTOMER a penalty of 0.2% (two tenth of a percent) of the corresponding debit balance for every week of delay; the value of penalty be limited by 7.5% (seven and a half percent) of the total contract value.

10.2

Should the CUSTOMER fail to comply with the time and terms of payment specified in Article 7 of the CONTRACT, he will pay to the CONTRACTOR a penalty of 0.2% (two tenth of a percent) per week of the overdue amount under condition that the CONTRACTOR would have fulfilled his obligations under the present CONTRACT; the value of penalty be limited by 7.5% (seven and half percent) of the total CONTRACT value;

10.3

Should any of the parties, without a fair cause, cancel the CONTRACT or fail to fulfill its obligations, except occurrence of Force Majeure, it will indemnify the other Party the cost of resulting damage.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

11.1

All information deemed confidential shall be identified and treated as such and may not be used for any other purpose other than that resulting from the contractual obligations;

11.2

The Parties are hereby obliged by the rules of confidentiality over this CONTRACT  for a period of 10 (ten) years pursuant to issuance of Terms of Acceptance , object of this CONTRACT;

11.3

All information of public knowledge or previously known by the parties and/or legal documentation shall not be considered as confidential;

11.4

The CONTRACTOR is prohibited to make statements to third Parties about the nature and course of work related to contracted services, except when requested by the CUSTOMER

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

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or with his approval.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

Besides the other obligations contained in the contract, it will be entire responsibility of the CONTRACTOR to obtain insurance for its representatives and personnel as well their actions towards third persons, equipment and materials which make part of the scope of the contract.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

13.1

This CONTRACT may be rescinded, unilaterally, irrespective of notice, amendment or judicial ruling under the following conditions:

13.1.1

Repeated complaints, notifications, multiple warnings issued by the CUSTOMER, due to faulty services and/or defects specifically related to this CONTRACT.

13.1.2

Where any of the Parties transfers its contractual position without the prior consent of the other party.   Such consent cannot be denied without just cause.

13.2

A change of circumstances, conditions or legal situation, prevailing at the time of execution of the CONTRACT and recognized by both Parties, if the Parties failed to arrive to agreement as for adjustment to the new situation;

13.3

If any of the parties pretends to withdraw from the CONTRACT, it will have to give the other Party at least a 30 day notice and return everything received from the other Party prior to the rescission date.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

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Goods supplied under this contract will come along the following documentation:

Original Bill of Lading (B/L)

1 copy

Copies of Bill of Lading (B/L)

2 copies

Certificate of Origin

1 copy

Manufacturer’s Certificate of Warranty

1 copy

Packaging List

1 copy

Copy of Insurance Contract

1 copy

Copy of Inspection Certificate issued by BIVAC

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

1 copy

Technical Documentation

1 copy

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

The CONTRACT may be dissolved irrespective of protest, judicial or extrajudicial notification or injunction of the defaulting party, besides cases provided for by law, in the following cases:

15.1

Where any of the Parties transfers its contractual position without the prior consent of the other Party;

15.2

Where the CONTRACTOR, due to its fault, delays the fulfillment of deadlines agreed upon between the Parties for more than 60 (Sixty) days, without written consent of the other Party;

15.3

Where the CUSTOMER or the CONTRATOR declared bankruptcy or filed for judicial bankruptcy composition;

15.4

Where the CUSTOMER defers in the payment of any installments due to the CONTRACTOR by virtue of this CONTRACT for more than 30 (thirty) days, without the respective written agreement  of the CONTRACTOR;

15.5

Where, for reasons of Force Majeure, promptly communicated to the other Party, the CUSTOMER, and the CONTRACTOR is unable to fulfill their contractual obligations herein.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

J

The simple acts of tolerance of any the Parties, related to default in any of the contractual obligation by the other Party, shall neither in anyway, imply the renovation of this CONTRACT, nor the relinquishment of any of the rights or intentions that the CONTRACT  confers on such a Party.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

17.1

Any delay in fulfillment or default in any of the contractual obligations by any of the Parties shall not constitute a violation of this CONTRACT and shall be justified, if and in to the extent that they are caused by a Force Majeure situation;

17.2

“Force Majeure’ shall be understood to be all and any circumstance that us beyond the reasonable control of the part affected by it, including natural occurrences or natural disasters such as floods, earthquakes, lightning and storms, wars, declared or undeclared, sabotage, uprising, acts of public enemies or banditry, civil disturbance, illegal and organized absenteeism of employees

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

from work, leading the stoppage of work, and acts of public authorities,, including legislative restrictions in issuing foreign worker permits which are illicit or outside the scope of their competence;

17.3

The Party that evokes the “Force Majeure” situation shall inform the other Party on such fact, in writing, within the shortest possible time, while simultaneously taking all reasonable measures, within their reach, to remove, prevent the spread or reduce the effects of the “Force Majeure”;

17.4

The default or delay period, together with the period needed to repair any damages during this delay or losses resulting from it, shall be added to the period set forth herein for fulfillment of the said obligation and for fulfillment of any obligation related to it, and, consequently, shall be added to the validity of the CONTRACT;

17.5

The interruption of activities or extension of the duration of the CONTRACT period due to “Force Majeure” situations, may involve the review of the relevant contractual provisions, with a view to re-establishing the conditions that guaranteed the initial balance of the CONTRACT in the technical, economic and financial areas;

17.6

Where, however, such “Force Majeure” or extension of the period of its duration requires the rescission of this CONTRACT, the CUSTOMER and the CONTRACTOR shall agree on the respective terms and conditions.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

18.1

All disputes and conflicts arising between the Parties on the validity, interpretation and application of the provisions of this CONTRACT, shall be resolved amicably, by mutual agreement;

18.2

Where there is no agreement, the issue shall be resolved in accordance with the reconciliation and Arbitration of the United Nations Commission on International Trade Law (UNCITRAL);

18.3

The applicable law will be effective law of the Republic of Angola;

18.4

Portuguese will be used as the language of legal proceedings;

18.5

Arbitration costs shall be borne by whoever and in whatever form as my ne deiced by the arbitration court;

18.6

The decision of the court shall be final and binding on the Parties involved and shall not be subject to appeal or review by any judicial authority.

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Contrato SMC –

LTD

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

This CONTRACT is made in Portuguese and English, being both languages equally valid for interpretation of the CONTRACT.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

This CONTRACT shall enter into force on the date of its signature by both Parties.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

In witness whereof the Parties set their hands hereto, in 5 (five0 copies of equal content, 3 (three) in Portuguese and 2 (two) in English, in the presence of the witnesses below, who for all legal purposes also set their hands hereto.

Lunda Sul, January    , 2008

JOSÉ MANUEL A, GANGA JÚNIOR	DAVID MISHAL
CATOCA MINING COMPANY

Julius V. Jackson SR.
MILLENNIUM GROUP WORLDWIDE, INC

1ST WITNESS	2ND WITNESS
WITNESSES

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

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[Attachment]

VEHICLE LEASING AND MAINTENANCE

CATOCA VILLAGE

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

Executive Summary

1.1  Objectives

On behalf of Catoca Mines, the Millennium Group will provide and maintain all of the light trucks and management cars at the mine.  Our primary objective will be to provide approximately 150 light trucks and 8 executive vehicles and to provide these in a cost-effective, professional manner.

Likewise, the Millennium Group will provide and maintain the fleet at Luanda for both operations and Protocol and Transport.

In the future, by expanding the number of customers and the range of services offered, the Millennium Group will achieve economies of scale and be able to continue to provide the current high level of service while minimizing potential cost increases.

1.2 Mission

The Millennium Group will meet or exceed the current vehicle standards and level of service while constantly searching for cost-savings and revenue enhancement opportunities.  Revenue enhancement opportunities will most likely come from the sale of used vehicles and the repair and maintenance of these and other vehicles in both Luanda and the Saurimo areas.   Cost-saving opportunities from procedures, training, and new equipment will be explored at every opportunity.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

2.0

Services

2.1  Catoca Mine

As rapidly as practicable, Millennium will convert the fleet to late-model General Motors trucks for mine operations and management transportation.   These vehicles will be maintained at Millennium facilities in close proximity to the mine.  Maintenance operations will include lubrication, oil and filter changes, tire repair and replacement, brake replacement, hoses, and other light maintenance functions.  Once Millennium has assured that Catoca Mine requirements are being met, service capabilities will be opened to the general public to help spread initial fixed costs and to limit future price increases.

In Phase II, following as quickly as possible, the Millennium Group will add additional capabilities including major overhauls and a training center for automobile service technicians.  In addition, wash and detailing operations will be opened to the general public.

In Phase III, a complete collision repair center will be established to help reduce Catoca Mine’s overall costs as well as provide a needed additional service to the Saurimo-area.  Some industry experts recommend that collision repair and painting operations be housed in a separate facility.  We will evaluate the market’s growth potential and develop additional space and services as appropriate.

2.2 Luanda

As at the mine, the Millennium Group will convert the Luanda-area fleet including Protocol and Transport to late-model General Motors trucks and other specialized General Motors vehicles as quickly as practicable.  At least in the initial phase, Luanda-area vehicle support services will largely consist of routine maintenance.   Expansion plans outlined below will help to achieve cost containment.

3.0   Market Analysis – Growth Opportunities

Catoca Mines and Luanda-area operations will represent the initial basis and preliminary focus of the Millennium Group’s vehicle leasing and maintenance operations.  However, we remain convinced that Catoca, the Saurimo area and, indeed, the entire Luanda area will benefit from enhanced service offerings.

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

The addition of collision repair facilities will provide a needed additional service to help cost-effectively maintain the Catoca mine fleet.  At the same time, the development of auto technician training will provide an important source of skilled labor for our operations as well as provide attractive career training opportunities for Saurimo-area residents.

At the outset, the existing operations and fleet requirements at Luanda represent a smaller base.  However, the larger potential overall market in Luanda should provide the Millennium Group with attractive growth opportunities to provide many of the enhanced services offered at the Mine.

At both locations, we believe that the sale and service of vehicles to the general population will provide an attractive additional revenue potential, as well as the capability to spread costs over larger fixed operations.  As the operations become more sophisticated, additional management training will be offered including sales management, body shop and repair shop management and even finance management.

As our capabilities and reputation grow, we intend to become a major supplier of vehicles in Angola and to profit from providing the highest levels of service and maintenance throughout the region.

 4.0  Management Summary

4.1 Personnel Plan

The preliminary staff requirements are shown in the following chart:

Location	Number
Catoca-area
Director-Fleet	1
Manager	1
Supervisor	1
Technicians	6
Luanda
Manager	1
Technicians	15
Total	25

 As the service offerings increase in the Catoca area and in

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

Luanda, additional management staff and auto service technicians will be required.  As discussed above, the Auto Technician Training and Auto Facility Management training based in the Catoca area will serve as a major resource for these personnel needs.

4.2 Labor Cost

Direct labor costs will be a substantial part of the costs incurred by the Millennium Group for Vehicle Leasing and Maintenance.  Based on prevailing salary information, the total initial labor costs for the operations will be as follows:

Staff	Number of Workers	Salary per Month	Total per Month
Director	1	$4,000
Managers	2	$3,000
Supervisor	1	$2,000
Technicians	21	$800
Total

The cost of employee benefits will be determined after further discussions, and will be added to the figures above.

4.3 Other Costs

4.3.1 Equipment

Equipment at Catoca Village will represent another significant cost component.   Automotive experts recommend the following equipment and supplies to accomplish the stated objective—“to meet or exceed current levels of service”—and to expand into additional services:

Equipment	Cost
Proalign Wheel System – Hunter PA1000	$60,175
2-Post Lift	$5,500
Tire Changer – Hunter TC 3500	$14,260
Tire Balancer – Hunter GSP 9200	$8,900
Air Compressor—Curtis-Quincy Duplex 120 (454.25 liters)	$10,000
Air Dryer – Curtis-Great Lakes	$3,125
Hose Reel – Reelcraft 3/8” air hose	$595
Drop Light – Reelcraft	$417
Air Conditioner Service Station – ACR 2000	$9,775
Brake Lathe – Hunter BL501	$9,145

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

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Battery Charger	$1470
Power Puller Anchor Tool	$3,500
Paint Booth	$28,500
Paint Gun – GTI HVLP	$690
Primer Paint Gun	$430
Frame Machine -- Comet 360 w/ Lift Option	$16,575
Porta-Power	$2,240
MIG Welder	$2,150
TIG Welder	$3490
TOTAL

The Millennium Group will also explore additional equipment to allow us to maintain (and perhaps improve further) the delivery of superior service, maintenance and repair to the fleet in Luanda.

4.3.2 Maintenance Expense

Catoca

Based on extrapolations of budgeted costs through 31 August 2007, routine maintenance (not including fuel) for the existing light-duty fleet totals approximately $________ per month as shown in the following table:

Budgeted Cost	Budgeted through 31/08/07	Projected through 31/12/07
Maintenance (not including fuel)	$_______	$_________
Overhead	$__________	$________
Annual Total		$_________
Monthly		$_____________

Luanda

Detailed figures for current budgeted costs were not available at this time.  However, the Millennium Group will commit to providing at least the current level of service at a cost which does not exceed the current costs for these services.  The expansion of the range of services and of the customer base will allow the Millennium Group to minimize future cost increases.

4.3.3 Repair Expense

Catoca

As above, based on extrapolations of actual costs through 30 September 2007, repairs to the existing mine fleet totaled approximately $________ per month as shown in the following table:

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Contrato SMC –

LTD

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

Actual Cost	through 30/09/07	Projected through 31/12/07
Parts	$_______	$_______
Labor (7 staff @ $800 per month)	$______	$_______
Annual Total		$_________
Monthly		$________

 Luanda

As above, detailed actual costs are not currently available.  However, as before, the Millennium Group will commit to provide the staff and equipment necessary to meet or exceed the current levels of service, and to diligently seek out additional opportunities over which to spread the fixed costs and management oversight costs.

Endnotes

ARTICLE 1. CONTRACT OBJECTIVE

ARTICLE 2. TERMS OF THE CONTRACT

ARTICLE 3. WARRANTIES

ARTICLE 4. OBLIGATIONS OF THE CONTRACTOR

ARTICLE 5. OBLIGATION OF THE CUSTOMER

ARTICLE  6. PRICE AND TOTAL VALUE OF THE CONTRACT

ARTICLE   7.  TERMS OF PAYMENT

ARTICLE  8. TERMS AND TIME OF DELIVERY

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

ARTICLE  9. DURATION OF WORK

ARTICLE  10. PENALTIES

ARTICLE  11. CONFIDENTIALITY

ARTICLE   12.  INSURANCE

ARTICLE   13.  RESCISSION

ARTICLE   14.  CONTRACT DOCUMENTATION

ARTICLE   15.  DISSOLUTION

ARTICLE   16.  TERMINATION

ARTICLE   17.  FORCE MAJEURE

ARTICLE   18.  ARBITRATION

[CATOCA]

SMC – Sociedade Mineira de Catoca, Lda

____________________________________________________________________________________________

ARTICLE   19.  CONTRACT LANGUAGE

ARTICLE   20.  ENTRY INTO FORCE

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Contrato SMC –

LTD